UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4880

DREYFUS PREMIER GNMA FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
GNMA Fund

ANNUAL REPORT December 31, 2003

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
24	Independent Auditors’ Report
25	Board Members Information
27	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier GNMA Fund

LETTER FROM THE CHAIRMAN

The Fund

Dear Shareholder:

This annual report for Dreyfus Premier GNMA Fund covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Michael Hoeh.

The bond market produced mixed results in 2003 as investor sentiment apparently shifted from pessimism at the start of the year toward a more optimistic outlook by year-end.As the U.S. economy gathered momentum, the more interest-rate-sensitive areas of the bond market began to retreat, and U.S. government securities finished the year with modestly positive total returns. On the other hand, the bond market’s more credit-sensitive areas generally benefited from the stronger economy, producing more robust gains for corporate bonds.

While recent economic developments suggest to us that interest rates are more likely to rise in 2004 than to fall further, we continue to believe that bonds deserve a prominent place in most investors’ portfolios. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2004

DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2003, the fund achieved total returns of 2.46% for Class A shares, 1.96% for Class B shares and 1.81% for Class C shares.The fund also produced aggregate income dividends of approximately $0.6360, $0.5599 and $0.5278 for its Class A, B and C shares, respectively.1 In comparison, the fund’s benchmark, the Lehman Brothers GNMA Index (the “Index”), achieved a total return of 2.85%.2

We attribute the fund’s performance during 2003 to heightened volatility among mortgage-backed securities, caused primarily by a surge in refinancing activity at low mortgage rates.The fund’s returns were lower than the benchmark mainly because the Index does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income.

The fund invests at least 80% of its assets in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities. Up to 20% of assets may be allocated to other securities issued or guaranteed by the U.S. government, such as U.S. Treasury securities. The fund is not permitted to invest in any other type of security. Also, effective January 20, 2003, for the first time the fund became eligible to engage in derivatives transactions, such as futures and options.

We employ a four-step investment process:

  Prepayment trend analysis measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing.An increase in this trend can adversely affect returns of mortgage-related securities.

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

  Option-adjusted spread analysis compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.
  Cash flow structure analysis helps us determine the predictability and security of cash flows provided by different bond structures. We analyze 30-year, 15-year, adjustable-rate and project loan securities for inclusion in the fund.
  Total-rate-of-return scenarios calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame.This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund’s performance?

The fund’s returns were primarily affected by declining interest rates, including the Federal Reserve Board’s (the “Fed”) reduction of the federal funds rate to 1% in late June, which helped drive mortgage rates toward historical lows.As mortgage rates fell, a record number of homeowners refinanced their existing loans, effectively returning principal to bondholders and eroding returns from seasoned mortgage-backed securities. During the summer, yields of newly issued GNMA securities fell below 5%, a record low. Although the mortgage-backed securities market recovered much of its lost value later in the fall, mortgage prepayments remained at above-average levels through year-end.

In this challenging market environment, we tended to emphasize securities that, in our judgment, were likely to withstand heightened volatility more effectively. For example, in the fall, when Ginnie Mae began releasing information about the geographic concentrations of the mortgages underlying individual securities, we focused on GNMA securities composed of pools of mortgages from single states. This enabled us to emphasize mortgages in states, such as New York, where mortgage refinancing is relatively expensive because of high fees and taxes, and we de-emphasized those from states, such as Massachusetts, where there are fewer financial impediments to refinancing. We also tended to focus on securities backed by loans with other defensive characteristics, such as mortgages with relatively low outstanding balances.

In addition, we complemented the fund’s core holdings of GNMA mortgage-backed securities with GNMA project loans, which do not have provisions for prepayments and are not vulnerable to refinancing activity. The fund’s holdings of these project loans contributed positively to the fund’s performance in 2003.

What is the fund’s current strategy?

Recently, we have seen tangible evidence that the U.S. economy is recovering. Although the Fed has reiterated its commitment to keeping interest rates low for “a considerable period,” the current consensus view among many investors appears to be that rates are likely to rise in 2004 if strong economic growth persists, the labor market improves and inflationary pressures begin to resurface. Although we have positioned the fund to preserve its value under such a scenario, we also are aware that the market could rally if the current consensus view proves to be incorrect. Accordingly, we remain prepared to seek opportunities for gains if and when they arise.

January 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LEHMAN BROTHERS — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index (unhedged) is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

The Fund

† Source: Lehman Brothers

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier GNMA Fund on 12/31/93 to a $10,000 investment made in the Lehman Brothers GNMA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is an unmanaged, unhedged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities backed by mortgage pools of the Government National Mortgage Association.All issues have at least one year to maturity and an outstanding par value of at least $100 million.The Index does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/03
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.16)%	4.53%	5.40%
without sales charge		2.46%	5.49%	5.88%
Class B shares
with applicable redemption charge †		(1.98)%	4.63%	5.56%
without redemption		1.96%	4.96%	5.56%
Class C shares
with applicable redemption charge	10/16/95	0.83%	4.69%	—	5.25%
without redemption	10/16/95	1.81%	4.69%	—	5.25%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

STATEMENT OF INVESTMENTS
December 31, 2003

	Principal
Bonds and Notes—117.9%	Amount ($)		Value ($)

U.S. Government Agencies/Mortgage-Backed—100.3%
Government National Mortgage Association I:
5%	15,330,000	[a]	15,190,957
5.5%	21,384,000	[a]	21,744,748
5.5%, 3/15/2033-11/15/2033	29,968,525		30,511,555
6%	7,900,000	[a]	8,211,023
6%, 2/15/2029-11/15/2033	27,360,432		28,471,770
6.5%	11,300,000	[a]	11,910,878
6.5%, 11/15/2007-10/15/2033	21,756,560		22,996,519
7.5%, 2/15/2022-12/15/2023	1,773,297		1,914,775
8%, 4/15/2008-12/15/2022	2,028,646		2,202,186
8.5%, 10/15/2016-11/15/2022	840,379		931,004
9%, 11/15/2019-12/15/2022	568,009		636,206
9.5%, 5/15/2018-1/15/2025	415,547		465,706
Project Loans:
6.32%, 10/15/2033	1,462,577		1,583,892
6.375%, 2/15/2028	1,390,066		1,507,109
6.45%, 8/15/2033	1,137,718		1,238,560
6.5%, 7/15/2033	893,796		974,829
6.625%, 11/15/2033	1,657,034		1,816,719
7.25%, 8/15/2043	5,998,505		6,838,296
Government National Mortgage Association II:
3%, 7/20/2030-8/20/2030	644,662	[b]	642,564
3.25%, 4/20/2030	2,323,701	[b]	2,318,518
4%, 6/20/2032-7/20/2032	3,332,108	[b]	3,408,567
6%, 1/20/2033	6,497,835		6,727,273
6.5%, 5/20/2031	6,286,256		6,620,182
7%, 1/20/2028-4/20/2032	8,476,713		9,010,606
7.5%, 9/20/2030	60,067		64,009
9%, 7/20/2025	457,287		507,159
			188,445,610
U.S. Government—17.6%
U.S. Treasury Bonds,
5.375%, 2/15/2031	1,000,000		1,043,160
U.S. Treasury Notes:
4.25%, 8/15/2013	4,800,000		4,807,502
7.875%, 11/15/2004	25,700,000	[c]	27,178,778
			33,029,440
Total Bonds and Notes
(cost $218,224,306)			221,475,050

		Principal
Short-Term Investments—12.1%		Amount ($)	Value ($)

U.S. Treasury Bills:
.88%, 1/2/2004		3,900,000	3,900,000
.98%, 5/20/2004		17,527,000	17,466,532
.96%, 6/24/2004		1,335,000	1,328,792
Total Short-Term Investments
(cost $	22,689,882)		22,695,324

Total Investments
(cost $	240,914,188)	130.0%	244,170,374
Liabilities, Less Cash and Receivables		(30.0%)	(56,349,347)
Net Assets		100.0%	187,821,027

a Purchased on a forward commitment basis.

b	Variable rate security—interest rate subject to periodic change.
c	Partially held by broker as collateral for open financial futures positions.

See notes to financial statements.

The Fund

STATEMENT OF FINANCIAL FUTURES

December 31, 2003

				Unrealized
		Market Value		Appreciation/
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2003 ($)

Financial Futures Long
U.S. Treasury 10 Year Notes	119	13,359,609	March 2004	20,453
Financial Futures Short
U.S. Treasury 5 Year Notes	221	24,669,125	March 2004	(98,414)
				(77,961)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		240,914,188	244,170,374
Receivable for investment securities sold			4,201,409
Interest receivable			1,182,850
Receivable for shares of Beneficial Interest subscribed			102,355
Prepaid expenses			34,568
			249,691,556

Liabilities ($):
Due to The Dreyfus Corporation and affiliates			205,840
Cash overdraft due to Custodian			547,215
Payable for investment securities purchased			60,721,756
Payable for shares of Beneficial Interest redeemed			292,311
Payable for futures variation margin—Note 4			9,031
Accrued expenses and other liabilities			94,376
			61,870,529

Net Assets ( $)			187,821,027

Composition of Net Assets ($):
Paid-in capital			184,470,691
Accumulated undistributed investment income—net			23,236
Accumulated net realized gain (loss) on investments			148,875
Accumulated net unrealized appreciation (depreciation)
on investments [including ($77,961) net unrealized
(depreciation) on financial futures]			3,178,225

Net Assets ( $)			187,821,027

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	88,480,691	65,519,977	33,820,359
Shares Outstanding	5,743,709	4,250,985	2,195,880

Net Asset Value Per Share ($)	15.40	15.41	15.40

See notes to financial statements.

The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment Income ($):
Interest Income		7,092,195
Expenses:
Management fee—Note 3(a)		1,128,965
Shareholder servicing costs—Note 3(c)		836,238
Distribution fees—Note 3(b)		633,493
Professional fees		63,083
Custodian fees—Note 3(c)		58,277
Registration fees		54,854
Prospectus and shareholders’ reports		14,993
Trustees’ fees and expenses—Note 3(d)		8,031
Loan commitment fees—Note 2		2,177
Miscellaneous		36,779
Total Expenses		2,836,890
Investment Income—Net		4,255,305

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		4,403,578
Net realized gain (loss) on financial futures		(2,045,697)
Net Realized Gain (Loss)		2,357,881
Net unrealized appreciation (depreciation) on investments
[including ($	77,961) net unrealized (depreciation)
on financial futures]		(2,408,411)
Net Realized and Unrealized Gain (Loss) on Investments		(50,530)
Net Increase in Net Assets Resulting from Operations		4,204,775

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

Operations ($):
Investment income—net	4,255,305	5,504,867
Net realized gain (loss) on investments	2,357,881	2,643,159
Net unrealized appreciation (depreciation)
on investments	(2,408,411)	3,873,949
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,204,775	12,021,975

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,918,719)	(3,609,116)
Class B shares	(2,733,480)	(1,815,345)
Class C shares	(1,152,572)	(546,785)
Total Dividends	(7,804,771)	(5,971,246)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	43,713,827	106,126,440
Class B shares	17,267,638	48,715,026
Class C shares	23,789,253	22,596,293
Dividends reinvested:
Class A shares	2,651,969	2,369,251
Class B shares	1,751,700	1,205,290
Class C shares	730,718	333,793
Cost of shares redeemed:
Class A shares	(56,548,021)	(105,403,136)
Class B shares	(30,295,567)	(15,832,600)
Class C shares	(19,135,769)	(5,361,906)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(16,074,252)	54,748,451
Total Increase (Decrease) in Net Assets	(19,674,248)	60,799,180

Net Assets ($):
Beginning of Period	207,495,275	146,696,095
End of Period	187,821,027	207,495,275
Undistributed investment income—net	23,236	33,095

The Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2003	2002

Capital Share Transactions:
Class Aa
Shares sold	2,813,029	6,925,827
Shares issued for dividends reinvested	171,465	153,734
Shares redeemed	(3,647,431)	(6,877,556)
Net Increase (Decrease) in Shares Outstanding	(662,937)	202,005

Class Ba
Shares sold	1,109,812	3,149,530
Shares issued for dividends reinvested	113,146	77,979
Shares redeemed	(1,960,555)	(1,026,108)
Net Increase (Decrease) in Shares Outstanding	(737,597)	2,201,401

Class C
Shares sold	1,532,160	1,461,209
Shares issued for dividends reinvested	47,280	21,580
Shares redeemed	(1,238,329)	(348,065)
Net Increase (Decrease) in Shares Outstanding	341,111	1,134,724

a During the period ended December 31, 2003, 155,874 Class B shares representing $2,409,479 were automatically converted to 155,950 Class A shares and during the period ended December 31, 2002, 76,032 Class B shares representing $1,173,702 were automatically converted to 76,080 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2003	2002	2001 [a]	2000	1999

Per Share Data ($):
Net asset value, beginning of period	15.66	15.10	14.76	14.23	14.89
Investment Operations:
Investment income—net	.37[b]	.53[b]	.68[b]	.81	.78
Net realized and unrealized
gain (loss) on investments	.01	.60	.35	.54	(.67)
Total from Investment Operations	.38	1.13	1.03	1.35	.11
Distributions:
Dividends from investment income—net	(.64)	(.57)	(.69)	(.82)	(.77)
Net asset value, end of period	15.40	15.66	15.10	14.76	14.23

Total Return (%)[c]	2.46	7.60	7.12	9.82	.75

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.09	1.06	1.04	1.08	1.06
Ratio of net investment income
to average net assets	2.37	3.41	4.57	5.67	5.31
Portfolio Turnover Rate	442.18[d]	366.50	507.76	693.19	425.33

Net Assets, end of period ($ X 1,000)	88,481	100,311	93,701	87,494	85,157

a As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 4.61% to 4.57%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	The portfolio turnover rate excluding mortgage dollar roll transactions was 193.58%.

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class B Shares	2003	2002	2001 [a]	2000	1999

Per Share Data ($):
Net asset value, beginning of period	15.67	15.11	14.77	14.24	14.90
Investment Operations:
Investment income—net	.29[b]	.44[b]	.60[b]	.74	.70
Net realized and unrealized
gain (loss) on investments	.01	.61	.36	.54	(.67)
Total from Investment Operations	.30	1.05	.96	1.28	.03
Distributions:
Dividends from investment income—net	(.56)	(.49)	(.62)	(.75)	(.69)
Net asset value, end of period	15.41	15.67	15.11	14.77	14.24

Total Return (%)[c]	1.96	7.05	6.58	9.27	.23

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.58	1.57	1.55	1.59	1.57
Ratio of net investment income
to average net assets	1.88	2.88	3.99	5.17	4.76
Portfolio Turnover Rate	442.18[d]	366.50	507.76	693.19	425.33

Net Assets, end of period ($ X 1,000)	65,520	78,150	42,121	27,080	30,833

a As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by less than $.01, and decrease the ratio of net investment income to average net assets from 4.03% to 3.99%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	The portfolio turnover rate excluding mortgage dollar roll transactions was 193.58%.

See notes to financial statements.

		Year Ended December 31,

Class C Shares	2003	2002	2001 [a]	2000	1999

Per Share Data ($):
Net asset value, beginning of period	15.65	15.10	14.76	14.24	14.90
Investment Operations:
Investment income—net	.26[b]	.40[b]	.56[b]	.70	.66
Net realized and unrealized
gain (loss) on investments	.02	.60	.36	.53	(.66)
Total from Investment Operations	.28	1.00	.92	1.23	—
Distributions:
Dividends from investment income—net	(.53)	(.45)	(.58)	(.71)	(.66)
Net asset value, end of period	15.40	15.65	15.10	14.76	14.24

Total Return (%)[c]	1.81	6.73	6.32	8.90	(.03)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.78	1.80	1.79	1.85	1.85
Ratio of net investment income
to average net assets	1.66	2.63	3.68	4.90	4.52
Portfolio Turnover Rate	442.18[d]	366.50	507.76	693.19	425.33

Net Assets, end of period ($ X 1,000)	33,820	29,035	10,874	4,644	2,247

a As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by less than $.01 and decrease the ratio of net investment income to average net assets from 3.72% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	The portfolio turnover rate excluding mortgage dollar roll transactions was 193.58%.

See notes to financial statements.

The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier GNMA Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund normally invests at least 80% of its assets in GNMA certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association.The fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change in its policy to so invest its assets. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S.Treasury Bills, options and financial futures) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $185,145 and unrealized appreciation $1,577,117.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002, were as follows: ordinary income $7,804,771 and $5,971,246, respectively.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $3,539,607, decreased accumulated net realized gain (loss) on investments by $1,951,533 and decreased paid-in capital by $1,588,074. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended December 31, 2003, the Distributor retained $48,866 from commissions earned on sales of the fund’s Class A shares and $279,644 and $19,404 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2003, Class B and Class C shares were charged $378,911 and $254,582, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2003, Class A, Class B and Class C shares were charged $238,849, $189,456 and $84,861, respectively, pursuant to the Shareholder Services Plan.

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2003, the fund was charged $193,517 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2003, the fund was charged $58,277 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $1,051,961,265 and $1,043,232,481, respectively, of which $584,499,964 in purchases and $586,523,101 in sales were from dollar roll transactions.

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date.With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2003, are set forth in the Statement of Financial Futures.

At December 31, 2003, the cost of investments for federal income tax purposes was $242,593,257; accordingly, accumulated net unrealized appreciation on investments was $1,577,117, consisting of $3,620,761 gross unrealized appreciation and $2,043,644 gross unrealized depreciation.

The Fund

INDEPENDENT AUDITORS’ REPORT

Shareholders and Board of Trustees Dreyfus Premier GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, including the statements of investments and financial futures, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York February 11, 2004

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (70) Board Member (1986)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

Other Board Memberships and Affiliations:

  Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

Peggy C. Davis (60) Board Member (1990)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 26

The Fund

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71) Board Member (1986)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)

No. of Portfolios for which Board Member Serves: 26

———————

Nathan Leventhal (60) Board Member (1989)

Principal Occupation During Past 5 Years:

  Chairman of the Avery-Fisher Artist Program (November 1997-present)
  President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)

Other Board Memberships and Affiliations:

• Movado Group, Inc., Director

No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

The Fund

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 196 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

For More Information

Dreyfus Premier
GNMA Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 027AR1203

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,300 in 2002 and $32,700 in 2003.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2002 and $4,500 in 2003. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2002 and $15,000 in 2003.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

  Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,845 in 2002 and $4,072 in 2003.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0 in 2002 and $600 in 2003. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2002 and $521,764 in 2003.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment

Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment

Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER GNMA FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 25, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)